Note 20 - Subsequent Events	12 Months Ended
Dec. 31, 2025
Notes to Financial Statements
Subsequent Events [Text Block]
20.	Subsequent Events

a)	In February 2026, the Company declared a dividend of $0.75 per share of common stock, which was paid on March 17, 2026, to holders of record on March 10, 2026.

b)

On March 20, 2026, the Company paid the amount of $9,270,000 referring to the first installment for the construction of the two 2,800 teu eco-design fuel efficient containerships (M/V “Danai” & M/V “Neni P.”) under the shipbuilding contract signed on December 16, 2025.

c)

On April 3, 2026, the Company signed two contracts for the construction of two eco-design fuel efficient container carriers. The vessels will have a carrying capacity of 1,800 TEU each and will be built at a Chinese shipyard. The vessels are scheduled to be delivered in the second and third quarter of 2028. The total consideration for the construction is approximately $64.5 million, which the Company intends to finance with a combination of debt and equity. These ship building contracts effectiveness is subject to the issuance of a customary refund guarantee.

d)	On April 15, 2026, the Company signed two additional contracts for the construction of two eco-design fuel efficient container carriers. The vessels will have a carrying capacity of 2,800 TEU each and will be built at a Chinese shipyard. The vessels are scheduled to be delivered in the fourth quarter of 2028 and the first quarter of 2029. The total consideration for the construction is approximately $92.7 million, which the Company intends to finance with a combination of debt and equity. These ship building contracts effectiveness is subject to the issuance of a customary refund guarantee.